Exhibit 99.1

Welcome

2005 Annual Meeting

March 15, 2005

Golden Oval EGGS

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Annual Shareholder Meeting

March 15, 2005

PEARL MEYER & PARTNERS
A Clark Consulting Practice

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Golden Oval Eggs, LLC

Board Compensation

- 2 -

March 15, 2005

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Golden Oval Eggs, LLC

Executive Compensation

- 7 -

March 15, 2005

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Golden Oval Eggs, LLC

Executive Compensation

Return
Profitability
Revenue
Start up
Growth
Mature
Decline
Turn around

- 9 -
March 15, 2005

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Golden Oval Eggs, LLC

Executive Compensation

Total Compensation Relative to Market
(Three-year Average)
$600
$400
$200
$0
Golden Oval
25th %ile
Median
Average
75th %ile
Base Salary
Annual
LTI

- 11 -

March 15, 2005

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Membership Report

- Marie Staley

Vice President &
Chief Administrative Officer

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A Year of Change

You're Kidding - aren't you?
Is that so?
Are you serious?
You don't say!
Really?
That's Incredible!
No Way! Uh, Maybe?
I've never heard that!
WOW!

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Financial Report

- **Doug Leifermann**

  Vice President & Chief Financial Officer

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Operations Report

- **Terry Heying**

  Vice President &
  Chief Operating Officer

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Construction - Thompson to Dec 04

	Capacity	In Service 1/1/05	Projected 1/1/06
Feed Mill/Scale tons/10 hours	650	450	650
Shell Recovery Wet tons/10 hours	50	26.5	50
Grain Storage - bu Days storage @ 50%	500,000	9,500 52	17,500 29
Overhead Delivery /10 hours	650	450	650
Processing cases/week Maximum	84,000	56,000	80,000

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Thompson Construction (continued)

	Capacity	In Service
Layer 51- birds	306,500	5/1/04
Layer 52- birds	306,500	6/28/04
Layer 53- birds	306,500	9/13/04
Brooder 49 Starter 50 Complex Output	320,000 320,000 3.2 million pullets/year	11/1/04 12/24/04

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Years of Growth

Liquid Eggs (Millions)

	FYE 03	FYE 04	FYE 05	FYE 06	FYE 07
	Actual	Actual	Budget	Target	Target
Renville On-Line Lbs	56.2	56.6	57.3	55.9	57.1
Renville Off-Line Lbs	13.3	14.8	15.1	16.7	15.5
Thompson On-Line Lbs	76.2	86.2	108.8	152.9	158.7
Total Lbs	145.7	157.6	181.2	225.5	231.3

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Mill Utilization

	FYE 03	FYE 04	FYE 05	FYE 06	FYE 07
Tons	**Actual**	**Actual**	**Budget**	**Target**	**Target**
Renville	92,306	95,022	99,602	99,049	99,774
Thompson	111,872	122,550	162,173	216,217	221,718
Total	204,178	217,572	261,775	315,266	321,492
Mill Capacity % / 10 Hrs					
Renville	70.2%	72.3%	75.8%	75.4%	75.9%
Thompson			68.4%	91.1%	93.5%

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Typical Ingredient Use

	FYE 03	FYE 04	FYE 05	FYE 06	FYE 07
TL@50,000	Actual	Actual	Budget	Target	Target
Corn	4,638	4,942	5,946	7,161	7,302
DDGS	1,053	1,122	1,350	1,626	1,658
SBM	800	853	1,026	1,236	1,260
Meat	673	717	862	1,039	1,059
Other	1,004	1,069	1,285	1,549	1,579
Total	8,168	8,703	10,469	12,611	12,858

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Farm Products Processed

	FYE 03	FYE 04	FYE 05	FYE 06	FYE 07
	Actual (Millions)	Actual (Millions)	Budget (Millions)	Target (Millions)	Target (Millions)
Corn & DDGS Bu	7.7	8.2	9.8	11.8	12.1
SBM Bu	0.8	0.9	1.1	1.3	1.3
Meat & Fat	1.1	1.2	1.4	1.7	1.7
Lime Lbs (Shell Recovery)			13.8	23.6	24.2

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Farm Products Processed

	FYE 03	FYE 04	FYE 05	FYE 06	FYE 07
	Actual (Millions)	Actual (Millions)	Budget (Millions)	Target (Millions)	Target (Millions)
Water Gallons	156	168	185	218	222
Wastewater Gallons	54	54	54	60	64
Litter Lbs	106	120	134	168	168
Spent Hen Lbs		16	16	16	16

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Does our business model attract equity?

STATES
SERIES 1995
LEGAL TENDER
PUBLIC AND PRIVATE

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Financial Overview
EBITDA & Cash Dividends Per Share

EBITDA / Share
Cash Dist. / Share
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1997
1998
1999
2000
2001
2002
2003
2004

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Financial Overview
Annual EBIDTA (,000)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1997
1998
1999
2000
2001
2002
2003
2004

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Does our business model attract equity?

We think so!

UNITED STATES
LEGAL TENDER
PUBLIC AND PRIVATE
SERIES 1995

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Nominating Committee Report

- Nominee response
- Committee responsibility
- Member responsibility

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[GRAPHIC]

Welcome

2005 Annual Meeting

March 15, 2005

[LOGO]

Call to Order

•      Marvin Breitkreutz, Chairman

Board of Managers

•      Marvin Breitkreutz, Chairman

•      Chris Edgington, Vice Chairman

•      Mark Chan, Secretary-Treasurer

•      Tom Jacobs

•      Brad Petersburg

•      Randy Tauer

•      Jeff Woodley

•      Mark Fisler, Advisory Board Member

CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING INFORMATION

This presentation contains forward-looking statements based on assumptions by the management of Golden Oval Eggs, LLC as of the date of this presentation, including assumptions about risks and uncertainties faced by Golden Oval Eggs, LLC in its business operations and strategic activities.

If management’s assumptions prove incorrect or should unanticipated circumstances arise, Golden Oval Eggs, LLC’s actual results could differ materially from those anticipated.

Members are strongly urged to consider such risks and uncertainties when evaluating any forward-looking statement and not to put undue reliance on any forward-looking statements. Golden Oval Eggs, LLC undertakes no obligation to update any forward-looking statements in this presentation to reflect future events or developments.

Board of Managers Report

•      2004 – a record year!

•      180 million pounds

•      Sales of $83.5 million

•      Net Profit of $20.8 million before taxes

•      $4.55 earnings per share (before taxes)

•      Record liquid egg prices

•      Egg Supply Agreements

•      Conversion to LLC

•      Accomplish long term goals

•      Provide liquidity

•      Provide access to capital

•      Eliminated corn delivery by members

•      Record cash payments to shareholders

•      Record cash retained to finance expansion

•      $55 million loan package

•      Lowest rates in 10 years

•      Fixed rate for 10 years

•      Major construction projects

•      1200 ton feed mill

•      500,000 bushel storage & receiving

•      Almost a mile of feed conveyor system

•      Egg shell recovery unit

•      Major construction projects

•      Third breaker installed & additional storage silos

•      Additional layer barns to complete Thompson site

•      Wastewater Treatment facility upgrade at Renville

•      180 million pounds annually

•      Nearly 6 million eggs broken per day

•      Over 65 truckloads of liquid eggs per week

Renville, Minnesota Operation

[GRAPHIC]

Thompson, Iowa Operation

[GRAPHIC]

[GRAPHIC]

Board of Managers Report

•      A year of change

•      A year of progress

•      Exceeding goals

•      Rewarding accomplishments

In the Boardroom Today

•      Mark Hanson

Attorney, Lindquist & Vennum, PLLP

THE CHANGING BOARDROOM

Mark J. Hanson

Agribusiness and Cooperative Group

Lindquist & Vennum PLLP

Minneapolis, Minnesota

612-371-3545

mhanson@lindquist.com

© M. Hanson	AGRIBUSINESS AND COOPERATIVE GROUP	Lindquist & Vennum PLLP

1

“The Changing Boardroom”

•      More change over last four years vs. last fifty years

•      Past recorded by professors

Today:	Newspapers daily

Business journals analyze monthly

2

Golden Oval is a Delaware LLC governed by Board and managed by CEO

Managers have duty of care and loyalty to Golden Oval

•      Each manager required to devote time necessary to govern the affairs.

•      May serve other businesses but not competitors of Golden Oval or its affiliates.

“Cannot serve two masters that need different results to achieve success.”

3

Managers must

•      Discharge duties in good faith.

•      Take actions in best interests of Golden Oval.

•      Devote time and attention necessary to make informed decisions.

4

Conflict: Board Authority vs.
Manager Responsibility and Liability

•      Law gives authority for Board to take actions not Managers.

•      Manager represents Company, not any individual or group of unitholders.

•      Manager has duties and responsibilities regardless of how Board acts.

•      Manager has personal liability for not discharging his or her duties in good faith regardless of how Board acts.

5

Increasing Liability for Managers

•      Sarbanes-Oxley

•      Financial and reporting obligations

•      Publicly traded company expectations become “standards”

•      Delaware Law – Golden Oval governed by Delaware Law

•      Expectation of “good faith” by managers is changing

•      Expectation of greater understanding of company’s business, competitive environment, financial controls and disclosures

•      Cases: Disney, Abott Laboratories, WorldCom, Enron

•      Directors and Officers Insurance

•      More risk that insurance will be rescinded when needed even as to innocent managers

6

Will Small Rural Companies Like Golden Oval Be Affected?

•      Commentators suggest small and mid cap companies will become targets

•      Almost half of the financial restatements, an indicator of ensuing lawsuits, were made by small and mid cap companies

7

Producer Company Cases

•      Minnesota Corn Processors – court’s settlement notice states allegations of Management and Board chair breach of fiduciary duties and wrongful conduct would be settled by $5.75 million payment to unitholders. Defendants and directors voting for merger will not participate.

•      Farmland Industries, Inc. – Twenty-nine former directors and officers of breach of fiduciary duty. Four counts basically lack of good faith in $300 million fertilizer facility, acquisition of $100 million debt, assumption of debt to promote growth over profitability payment of $700,000 bonus when CEO did not perform Board prescribed duties.

8

Manager Guidance

•      Evaluate company and Manager position

•      Think about time commitment 150 to 250 hours

•      Understand Managers liability

•      Understand limits of Director and Officers liability insurance

The law has continued to protect managers who made decisions through a careful good faith process, even if those decisions turn out to be wrong.

9

Compensation Committee

Report

•      Marvin Breitkreutz – Chairman

•      Brad Petersburg

•      Chris Edgington

•      Purpose:

•      To review compensation of executives and board members

•      Goal:

•      Attract and retain qualified management and board members

•      Align interests of executives with unit holders

•      Pearl Meyer & Partners was enlisted to assist the Compensation Committee

Pearl Meyer & Partners

•      Jim Sillery

[GRAPHIC]

Annual Shareholder Meeting

March 15, 2005

[LOGO]

A Clark Consulting Practice

Golden Oval Eggs, LLC

Board Compensation

[LOGO]	March15, 2005

2

Introduction

•      On September 1, 2004, the shareholders of Golden Oval Eggs changed the company’s structure to a LLC, seeking new investment partners as the company prepares to meet future market demand.

•      With Golden Oval’s change in structure comes changes in roles and responsibilities for its board of directors, which is currently made up of directors from its cooperative structure.

•      As a result, the Compensation Committee to the Board of Directors asked Pearl Meyer & Partners (“PM&P”) to review its director compensation program to be able to attract and retain highly qualified directors who can ensure the standards of corporate governance are being met.

3

Key Trends

•      The role of a board director has never been more demanding.

•      Shareholder advocacy and regulatory changes have resulted in greater pressure and accountability for board members.

•      Increased responsibility and accountability for Board Directors have also created pressure on existing Board compensation arrangements.

•      Compensation Committees are now required to maintain independence and ensure all plans, contracts, incentive vehicles and benefits are the most appropriate for the company and will support its long-term growth and success.

4

Director Compensation

•      PM&P provided competitive data based on research we conduct for the National Association of Corporate Directors (NACD)

	Average Total Remuneration by Company Size
	Smaller Companies	Small Companies	Medium Companies	Large Companies
Cash Compensation
Cash Retainer	$11,331	$16,407	$23,232	$28,181
Board Fees	$6,254	$6,897	$8,510	$9,371
Total Committee Fees	$5,949	$9,002	$12,464	$15,272
Total Cash	$23,534	$32,306	$44,206	$52,827

Stock Compensation
Stock Options	$17,028	$34,644	$42,321	$39,941
Full-Value Share	$2,330	$9,002	$9,664	$20,131
Total Stock Award	$19,358	$32,306	$51,985	$60,072

Total Compensation	$42,892	$71,011	$96,191	$112,575

5

Summary

•      The new directors compensation program for Golden Oval is set at 75% of pay levels reported for smaller companies.

•      Board compensation includes stock, as recommended by PM&P, based on market practices.

•      Board compensation changes will be effective after the Annual Meeting.

•      Directors voluntarily resigned to allow for election of full LLC Board.

•      Proposed pay changes had desired effect, with 30 candidates submitting applications to the Nominating Committee.

•      The Nominating Committee narrowed the field to 10 candidates, including five incumbents to ensure continuity.

6

Executive Compensation

7

Introduction

•      Golden Oval has experienced significant growth, providing its members with a competitive return while positioning itself to take advantage of new market opportunities.

•      A key element in achieving its long-term business strategy has been its ability to attract, retain and motivate leadership talent.

•      To ensure its executive compensation program supports this business strategy, Golden Oval retained PM&P to assess their current market position, as well as to compare its executive compensation program to current trends and practices in the market.

8

Executive Compensation

•      Golden Oval’s bonus program was designed nearly 10 years ago when it was a start up company, to encourage revenue growth and promote long-term, sustainable success.

[CHART]

9

•      Because of its successful growth and market penetration, Golden Oval was positioned to capitalize on favorable market conditions in 2004.

•      The result was extraordinary profits for the company, extraordinary bonuses for both executives and employees, and extraordinary returns for shareholders.

•      The Bonus program, which was designed to pay for results, worked as planned:

•      In difficult years, there were smaller or no bonuses paid to executives.

•      In superior years, there were superior bonuses paid to executives.

10

•      When compensation was viewed over a three-year performance cycle, total compensation was competitive with market medians.

Total Compensation Relative to Market

(Three-year Average)

[CHART]

11

Remaining Steps

•      Because of the market share and brand recognition that Golden Oval has established, it is clear the company has shifted from its start up phase to a growth phase.

•      As a result, the Compensation Committee is evaluating the executive compensation programs to ensure it:

•      Appropriately rewards the behaviors and results that contribute to continued growth and success.

•      Allows the company to attract and retain qualified executives.

•      Supports business strategies and objectives.

12

Membership Report

•      Marie Staley

Vice President &

Chief Administrative Officer

A Year of Change

[GRAPHIC]

Review of Tax Forms

Provided

•      1099 – PATR

•      1099 – DIV

•      Written Notice of Allocation

•      K-1

Trading Units as an LLC

•      Alerus Securities

•      Listing is limited to 120 days

•      No purchase agreement within 15 days of listing

•      No closing within 45 days of listing

•      Approved on a monthly basis

•      Annual trading limited to 10% of all LLC Units

LLC Unit Transfers

•      Approximately 90,000, or 2%, of the total units traded in fiscal 2004

•      24 trades

•      Sales ranged from $3.29 to $6.00

•      Corn delivery commitment has been eliminated

•      Currently approximately 100,000 units listed

•      Listed at $5.50 to $7.51

•      Last trade at $5.25

•      Goal continues to be improved liquidity

About our Employees

•      Office space

•      255 Employees at Golden Oval

•      AEI – 7 employees

•      United Mills – 10 employees

•      Community involvement

•      Company involvement

•      Employee of the Year program

•      One million mile driver

EMPLOYEES OF THE MONTH

[GRAPHIC]

And to think, they work for chicken feed.

Golden Oval Eggs –
Good Eggs?

[GRAPHIC]

Eggstraordinary!

[GRAPHIC]

[LOGO]

Audit Committee Report

•      Chris Edgington, Chairman

•      Marvin Breitkreutz

•      Mark Chan

•      Purpose

•      Review scope of audit

•      Review accounting principles

•      Review auditing practices and procedures

•      Review audit results

•      Sarbanes-Oxley Act

•      Increased regulations

•      Required to implement procedures

•      “Audit the auditor”

Financial Report

•      Doug Leifermann

Vice President & Chief Financial Officer

Financial Information
(in millions except per unit)

2002
Lbs Sold	146.0
Sales	$46.2
Net Income	.3
Earnings/Unit	.07
Dist./Unit	.00

2002
Total Assets	$66.8
Total Debt	37.7
Owner’s Equity	22.5
Book Value/Unit	4.91
Unit Price	2.40

Progress with a Purpose - 2003

•      May 2003 – Prepare operational and project budget

•      July 2003 – Meet with customers to discuss their interest in contracting new production

Financial Information
(in millions except per unit)

	2002	2003
Lbs Sold	146.0	145.9
Sales	$46.2	$53.1
Net Income	.3	3.5
Earnings/Unit	.07	.77
Dist./Unit	.00	.40

	2002	2003
Total Assets	$66.8	$64.9
Total Debt	37.7	35.6
Owner’s Equity	22.5	24.2
Book Value/Unit	4.91	5.28
Unit Price	2.40	3.10

Progress with a Purpose - 2004

•      October 2003 – Meet with US Bank to get approval for expansion and $3 million term loan

•      November 2003 – Start LLC conversion process

•      November 2003 – Start Thompson construction

•      February 2004 - Change financial plan to include last six barns

•      May 2004 – First meeting with Metlife to discuss financing

•      May 2004 – Meet with customers to get commitments for the additional pounds

•      May 2004 – House Barn 51

•      July 2004 – Joint meeting with Metlife and CoBank to discuss financing

•      July 2004 – House Barn 52

•      August 2004 – Shareholders vote to convert to LLC

Financial Information
(in millions except per unit)

	2002	2003	2004
Lbs Sold	146.0	145.9	157.5
Sales	$46.2	$53.1	$83.5
Net Income	.3	3.5	17.9
Earnings/Unit	.07	.77	3.91
Dist./Unit	.00	.40	3.82

	2002	2003	2004
Total Assets	$66.8	$64.9	$87.4
Total Debt	37.7	35.6	33.0
Owner’s Equity	22.5	24.2	31.9
Book Value/Unit	4.91	5.28	6.95
Unit Price	2.40	3.10	6.00

What has the Investment
Meant to Shareholders?

•      Initial investment of $3.50 per unit ten years ago

•      Have received cash dividends of $5.73 per unit

•      Book value today $7.25 per unit

•      Internal rate of return calculation = 20%

Progress with a Purpose - 2005

•      September 2004 – Close on $55 million loan package

•      September 2004 – Feed mill and egg dryer starts production

•      October 2004 – Thompson Feed Mill is producing all the feed for Thompson

•      October 2004 – Barn 53 is housed

•      November 2004 – Starter and Brooder barn are finished

•      February 2005 – Barn 54 is housed

Summary of Progress

Conversion to LLC

•      Expand universe of investors – improve liquidity

•      Maintains single level taxation

•      Eliminated corn delivery requirement

•      Eliminated self-employment tax on distributions

•      Allows access to other forms of capital

Negotiation of Egg Contracts

•      Majority of product is contracted

•      3 to 5 year staggered contracts

•      Most are feed cost plus contracts

•      Gives market risk protection

$55 million Loan Closing

•      $45 million term loan and $10 million revolving line

•      $22 million used to pay off 2000 Bonds (Interest savings about $.5 million a year)

•      10 year term loan with fixed rate (6.25%)

•      Balance of funds used for the Thompson construction

Construction Completion

•      6 Barns have been completed and housed

•      Additional breaker and processing equipment have been installed and is operational

•      Feed mill, grain storage, overhead conveyor and egg shell dryer are operational

•      5 barns are at various stages of completion

•      Last barn will be housed in January

Financial Information
Quarterly Information
(in millions except per unit)

	GOE	CALM	LOL
Sales	$17.3	$90.7	111.3
Net Income	1.4	(8.4)	(9.9)
Earning/Unit	.29	(.35)	N/A
Book Value/Unit	7.25	5.36	N/A
Unit Price	6.00	13.30	N/A

Well Positioned for Future

•      Predictable business model

•      Consistent production

•      High quality low cost product

•      Scale of operation

Operations Report

•      Terry Heying

Vice President &
Chief Operating Officer

Operations Goal

Produce a pound of eggs cheaper today than the pound of eggs produced yesterday

Construction - Thompson to Dec 04

	Capacity	In Service 1/1/05	Projected 1/1/06
Feed Mill/Scale	650	450	650
tons/10 hours
Shell Recovery	50	26.5	50
Wet tons/10 hours
Grain Storage - bu	500,000	9,500	17,500
Days storage @ 50%		52	29
Overhead Delivery	650	450	650
/10 hours
Processing	84,000	56,000	80,000
cases/week Maximum

	Capacity	In Service
Layer 51- birds	306,500	5/1/04
Layer 52- birds	306,500	6/28/04
Layer 53- birds	306,500	9/13/04
Brooder 49	320,000	11/1/04
Starter 50	320,000	12/24/04
Complex Output	3.2 million pullets/year

Thompson Construction
To Be Completed

	Capacity	Projected
Layer 54	306,500	3/7/2005
Layer 55	306,500	5/4/2005
Layer 56	306,500	7/14/2005
Layer 57	306,500	9/12/2005
Layer 58	306,500	11/15/2005
Layer 59	306,500	1/16/2006
Well Capacity gal/min	500 – 900	4/15/2005
Max. Daily Water Use	500,000

Construction - Renville to Dec 04

•      Pullet Connection 130,000 Nursery

•      Annual Capacity- 1.1 to 1.5 million

•      Off Line Eggs

•      Customer- 500,000 bird complex

•      Supply birds, feed

•      Long term contract to purchase eggs

•      Waste Water

•      Required by city to purchase

•      100,000 gal/day capacity

Construction – Renville
To Be Completed

•      Remodeled Operation office

•      Add 5 offices

•      Construct new Administration building

•      Add 9 offices & Board Room

•      Waste Water

•      MPCA – discharge requirements

•      Change to direct stream discharge

Other Projects

•      Completed eEgg information system

•      Feed Department now managed & purchasing across both locations

•      Started eFeed information system

•      Consolidated Logistics & Sales Dept.

Years of Growth

Bird Capacity

(Millions)

	Sep 96	Sep 02	Sep 03	Sep 04	Sep 05	Sep 06
Renville	2.0	2.0	2.0	2.0	2.0	2.0
Thompson		2.8	2.8	3.4	4.0	5.5
Total	2.0	4.8	4.8	5.4	6.0	7.5

Years of Growth

Liquid Eggs (Millions)

	FYE 03 Actual	FYE 04 Actual	FYE 05 Budget	FYE 06 Target	FYE 07 Target
Renville On-Line Lbs	56.2	56.6	57.3	55.9	57.1
Renville Off-Line Lbs	13.3	14.8	15.1	16.7	15.5
Thompson On-Line Lbs	76.2	86.2	108.8	152.9	158.7
Total Lbs	145.7	157.6	181.2	225.5	231.3

Mill Utilization

Tons	FYE 03 Actual	FYE 04 Actual	FYE 05 Budget	FYE 06 Target	FYE 07 Target
Renville	92,306	95,022	99,602	99,049	99,774
Thompson	111,872	122,550	162,173	216,217	221,718
Total	204,178	217,572	261,775	315,266	321,492

Mill Capacity % / 10 Hrs
Renville	70.2%	72.3%	75.8%	75.4%	75.9%
Thompson			68.4%	91.1%	93.5%

Typical Ingredient Use

TL@50,000	FYE 03 Actual	FYE 04 Actual	FYE 05 Budget	FYE 06 Target	FYE 07 Target
Corn	4,638	4,942	5,946	7,161	7,302
DDGS	1,053	1,122	1,350	1,626	1,658
SBM	800	853	1,026	1,236	1,260
Meat	673	717	862	1,039	1,059
Other	1,004	1,069	1,285	1,549	1,579
Total	8,168	8,703	10,469	12,611	12,858

Farm Products Processed

	FYE 03 Actual	FYE 04 Actual	FYE 05 Budget	FYE 06 Target	FYE 07 Target
	(Millions)	(Millions)	(Millions)	(Millions)	(Millions)
Corn & DDGS Bu	7.7	8.2	9.8	11.8	12.1
SBM Bu	0.8	0.9	1.1	1.3	1.3
Meat & Fat	1.1	1.2	1.4	1.7	1.7
Lime Lbs (Shell Recovery)			13.8	23.6	24.2

	FYE 03 Actual	FYE 04 Actual	FYE 05 Budget	FYE 06 Target	FYE 07 Target
	(Millions)	(Millions)	(Millions)	(Millions)	(Millions)
Water Gallons	156	168	185	218	222
Wastewater Gallons	54	54	54	60	64
Litter Lbs	106	120	134	168	168
Spent Hen Lbs		16	16	16	16

Staffing

	FYE 96	FYE 07
GOE Direct – All	79.5	273.0
Outside Security	1.0	1.0
Outside Mill & Delivery	6.0	5.5
Outside Pullet Rearing	3.5	4.5
Outside Drivers Birds	1.5
Outside Drivers Eggs		2.0
Total	91.5	286.0

Employees / Million Birds	45.0	37.8
Employees / Million Lbs	1.626	1.319

Economic Effect – Milling Savings

	Actual FYE 04	Budget FYE 05
Tons	162,170	221,720
	$470,302	$942,302

FY07		$981,951
FY07 / Liq Lbs		0.0042

Economic Effect – Shell Recovery

	’05 Tons	’07 Tons
Renville Disposal Wet Tons	4,672	4,679
Thompson Disposal Wet Tons	7,013	10,230
Total Wet Tons	11,685	14,909

Annual Savings Ingredients	$137,685	$212,264

Economic Effect
eEgg Formulation

•	Lower Protein%	0.250%

•	Lower K / Lb fed	25.00

•	Net Saved / Ton	$0.75

•	07 Tons	$226,704

Strategic Alternatives
Committee Report

•      Mark Chan, Chairman

•      Marvin Breitkreutz

•      Brad Petersburg

•      Purpose

•      To review potential business transactions for the LLC to pursue

[LOGO]

“Progress With A Purpose”

Dana Persson
President & CEO
2005 Shareholder Annual Meeting

Strategic Direction

•      At previous shareholder meetings we have often discussed the “State of the Egg Industry”  along with various slide and graphs detailing Golden Oval’s position within the industry.

•      We have discussed the consolidation that we think will take place and the reasons we believe it will happen.

We have discussed our corporate objectives as they relate to:

•      Creating maximum value for shareholders

•      Increased liquidity of shares

•      Access to capital to fund company’s participation in industry consolidation

Specific Objectives

•      Horizontal = Additional Production

•      Golden Oval will accomplish this objective through acquisition and/or internal growth

•      Vertical = Market Access

•      Golden Oval will leverage its low-cost “in-line” advantage and pursue further processing by initially pursuing joint venture opportunities with its current customers

Strategic Direction

•      Golden Oval sits in an industry that is poised to consolidate in a manner consistent with other livestock industries

•      If necessary, Golden Oval will acquire or merge others to achieve its market position objectives

New Corporate Structure

•      Golden Oval Eggs recently went through a corporate conversion to Limited Liability Company (LLC)

•      GOE will undoubtedly need to add equity to the balance sheet from additional investors to execute our strategic plan

Does our business model attract equity?

[GRAPHIC]

What Are Investors Looking For?

•      Consistent cash flow

•      Golden Oval Eggs is well positioned

•      Non-market contracts

•      Predictable non-feed costs

•      Consistent level production within 2 percent each month – a predictable operation with reliable results

Financial Overview

EBITDA & Cash Dividends Per Share

[CHART]

Annual EBIDTA (,000)

[CHART]

	1997	1998	1999	2000	2001	2002	2003	2004
Total Assets	$25.2	$25.7	$33.2	$62.8	$67.6	$66.8	$64.9	$84.1
Long-Term Debt	$16.1	$13.6	$11.7	$36.4	$37.6	$35.3	$32.8	$30.2
Equity	$9.2	$12.0	$19.7	$20.3	$20.4	$22.5	$26.0	$31.9

	1997	1998	1999	2000	2001	2002	2003	2004
MILLION POUNDS SOLD	56.1	57.2	57.7	58.4	106.1	146.0	145.9	153.6
TOTAL REVENUE	24.0	21.6	20.3	20.7	35.2	46.1	53.1	80.5

Core Strengths

•      Logistics management

•      Information management

•      Scale of operations

•      High quality product

•      Geographic location

Does our business model attract equity?

We think so!

[GRAPHIC]

“Progress With A Purpose”

•      We are marching towards our objectives

•      Identified specific merger and/or acquisition targets

•      Currently at the negotiation table

•      How did we get to the negotiation table?

•      Why Golden Oval versus other parties?

•      Respect of the industry

•      Integrity – doing what we said

•      Performance

•      Management relationships

Valuation and Liquidity

•      Management and the Board of Directors believe that the current market for units does not reflect the true economic value of the company’s business

•      The Board and management are pursuing a strategy that is intended to present the unit holders with a liquidity opportunity at a per-unit value that more accurately reflects the perceived economic value of the company’s business and the ownership represented by the LLC units.

•      The company is currently engaged in preliminary, confidential negotiations to merge with or acquire one or more egg processors and producers in a transaction or series of transactions that will be accretive to the financial performance of the business.

•      Confidentiality agreements and concerns prevent the company from disclosing the name of those parties.

•      The company has not entered into any letters of intent or any definitive agreements with respect to those possible transactions and there is no assurance that any such transaction will be completed.

•      In addition to the business benefits that may arise if one or more of the possible transactions are completed, the company’s Management and Board of Directors believe that the larger business resulting from the completion of any such transaction would better position the company to pursue a liquidity event for the benefit of the company’s unit holders.

•      The company has engaged in analysis of and exploratory efforts regarding such a liquidity event. The company has not entered into any letters of intent or agreements and there can be no assurance that it will be possible to complete any such liquidity event.

•      The Board of Directors and Management of the company believe that a liquidity event would be in the best interests of the company and its unit holders and have therefore adopted a strategy of pursuing such an event.

•      A liquidity event could take a variety of different forms and the Board of Directors and Management, with the advice of outside advisors and consultants, have engaged in exploration and analysis of different forms of liquidity events.

•      No decisions have been made regarding the most favorable form of liquidity event and there can be no assurance that it will be possible to complete any such transaction now or in the future.

•      The list of possible liquidity events may include, but not be limited to, the sale of a portion of the ownership of the business to private investors, the sale of a portion of the ownership of the business in a public offering (which is possible in a variety of different ways and on an array of different markets and exchanges) or a merger or sale in which the business of the company is transferred to a third party.

•      The Board of Directors and Management of the company believe that such a liquidity event could value the company at a level that is more consistent with the perceived value of the business.

•      However, it is not possible to predict whether or the extent to which such a value would exceed the current value of the Company’s LLC units as reflected by recent transfers of units.

•      In light of these strategies and the possibility of increased value for the units, and in an effort to improve liquidity, members of the Board of Directors and Management may elect to purchase LLC units in the near future.

•      Presently, a total of approximately 100,000 LLC units are offered for sale by current unit holders, which significantly exceeds both the number of units that were transferred during the previous fiscal year and the number of units that have historically been available for sale.

•      As part of the company’s reporting obligations under the securities laws, the company will file a report on Form 8-K with the SEC to describe the information presented at this annual meeting.

•      Members of the Board of Directors and Management will not seek to complete any purchases of LLC units during a “waiting period” of 10 business days after the filing of that report.

•      After the end of the 10 day “waiting period” and for a period of 35 days after that, members of the Board of Directors and members of the management team may elect to purchase units in accordance with the normal procedures established for the purchase and sale of LLC units.

Where do we go from here?	[GRAPHIC]

Vision

•      Golden Oval Eggs will be an innovative leader efficiently producing high quality food products.

Mission

•      To provide each owner of the company a competitive rate of return on their investment.

•	2004 was a year of significant progress “Progress with a Purpose”	[GRAPHIC]

•	We have significant momentum towards our corporate objectives in 2005

We are committed to move this company forward. We will assume a leadership position to ensure the shareholders a position with a profitable egg processing company.	[GRAPHIC]

“Progress With A Purpose”

“Opportunities are never lost; someone will take the ones you miss.”

“The things that got us here; will not get us there.”

(Peter Drucker)

Nominating Committee Report

•      Tom Jacobs, Chairman

•      Randy Tauer

•      Jeff Woodley

•      LLC Board of Managers

•      Managers elected ‘at large’

•      Not required to be a producer

•      Not required to be a member

•      Mail ballots

•      3 year term – 3 highest votes

•      2 year term – 4th & 5th highest votes

•      1 year term – 6th & 7th highest votes

•      Nominee response

•      Committee responsibility

•      Member responsibility

Retiring Directors

•      Tom Jacobs (1994-2005)

•      Jeff Woodley (2000-2005)

Thank You and Best Wishes!

Question & Answer Opportunity

Thank you for attending the 11th Annual Meeting of Golden Oval Eggs!